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                                                                    Exhibit 99.1


The Timken Company
Segment Financial Information

(Thousands of dollars)

                                                          As Reported                              Adjusted
                                              ------------------------------------   ------------------------------------
                                                   2002        2001         2000          2002        2001       2000(1)
                                              ------------------------------------   ------------------------------------

AUTOMOTIVE GROUP
Net sales to external customers                  $840,763    $751,029    $839,838      $752,763     $642,943    $839,838
Depreciation and amortization                      33,866      36,381      35,344        33,866       36,381      35,344
Impairment and restructuring charges               18,992      27,270       1,143             -            -           -
Receipt of U.S. Continued Dumping and
  Subsidy Offset
  Act (CDSOA) payment                              10,829       2,501           -             -            -           -
Earnings (loss) before interest and taxes          14,715     (39,939)     24,595        11,095      (28,795)     27,654
Capital expenditures                               34,948      36,427      50,540        34,948       36,427      50,540
Assets employed at year-end                       718,495     661,514     632,814       663,864      583,891     632,814


INDUSTRIAL GROUP
Net sales to external customers                  $883,534    $882,279    $923,477      $971,534     $990,365    $923,477
Depreciation and amortization                      45,429      48,314      48,197        45,429       48,314      48,197
Impairment and restructuring charges                9,313      25,671      11,499             -            -           -
Receipt of CDSCDSOAypayment                        39,373      27,054           -             -            -           -
Earnings (loss) before interest and taxes          72,872      32,144      54,304        73,040       55,981      72,330
Capital expenditures                               32,178      34,646      59,382        32,178       34,646      59,382
Assets employed at year-end                     1,051,053     966,647     944,493     1,105,684    1,044,269     944,493


STEEL GROUP
Net sales to external customers                   825,778     813,870     879,693       825,778      813,870     879,693
Intersegment sales                                155,500     146,492     196,500       155,500      146,492     196,500
Depreciation and amortization                      67,240      67,772      67,506        67,240       67,772      67,506
Impairment and restructuring charges                3,838       1,748      15,112             -            -           -
Earnings (loss) before interest and taxes          28,682       9,345      19,349        32,520       12,115      37,133
Capital expenditures                               23,547      31,274      52,795        23,547       31,274      52,795
Assets employed at year-end                       978,808     904,924     986,798       978,808      904,924     986,798


TOTAL
Net sales to external customers                 2,550,075   2,447,178   2,643,008     2,550,075    2,447,178   2,643,008
Depreciation and amortization                     146,535     152,467     151,047       146,535      152,467     151,047
Impairment and restructuring charges               32,143      54,689      27,754             -            -           -
Receipt of CDSCDSOAypayment                        50,202      29,555           -             -            -           -
Earnings (loss) before interest and taxes         116,269       1,550      98,248       116,655       39,301     137,117
Capital expenditures                               90,673     102,347     162,717        90,673      102,347     162,717
Assets employed at year-end                     2,748,356   2,533,084   2,564,105     2,748,356    2,533,084   2,564,105


INCOME BEFORE INCOME TAXES
Total EBIT for reportable segments                116,269       1,550      98,248       116,655       39,301     137,117
Impairment and restructuring charges                    -           -           -       (32,143)     (54,689)    (27,754)
Reorganization charges                                  -           -           -       (18,445)     (12,617)    (11,115)
Receipt of CDSCDSOAypayment                             -           -           -        50,202       29,555           -
Interest expense                                  (31,540)    (33,401)    (31,922)      (31,540)     (33,401)    (31,922)
Interest income                                     1,676       2,109       3,479         1,676        2,109       3,479
Intersegment adjustments                             (887)      2,859         792          (887)       2,859         792
                                              ------------------------------------   ------------------------------------
Income (loss) before income taxes and
  cumulative effect of change in
  accounting principle                             85,518     (26,883)     70,597        85,518      (26,883)     70,597



1 - It is impractical for Timken to reflect 2000 segment financial information related to the reorganization of its Automotive and Industrial Groups, as this structure was not in place at that time.